EXHIBIT 10.4

                                CREDIT AGREEMENT

                                   dated as of

                                  March 3, 2004

                                     between

                               WESTWOOD ONE, INC.

                     The SUBSIDIARY GUARANTORS Party Hereto

                            The LENDERS Party Hereto

                                       and

                              JPMORGAN CHASE BANK,
                             as Administrative Agent
                                 _______________

                                 BANK OF AMERICA
                              as Syndication Agent
                                 _______________

                           J.P. Morgan Securities Inc.
                         BANC OF AMERICA SECURITIES LLC
                  as Joint Lead Arrangers and Joint Bookrunners
                                 _______________

                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                         HARRIS NESBITT FINANCING, INC.
                         NATIONAL AUSTRALIA BANK LIMITED
                           as Co-Documentation Agents
                                _________________

                                  $300,000,000
                                _________________

                                TABLE OF CONTENTS

                                      Page

                                    ARTICLE I
                                   DEFINITIONS

       SECTION 1.01.  Defined Terms.........................................1
       SECTION 1.02.  Terms Generally......................................19
       SECTION 1.03.  Definitions Apply to Notes, Etc......................20
       SECTION 1.04.  Accounting Terms.....................................20

                                   ARTICLE II
                                   THE CREDITS

       SECTION 2.01.  The Commitments......................................20
       SECTION 2.02.  Loans and Borrowings.................................20
       SECTION 2.03.  Requests for Borrowings..............................21
       SECTION 2.04.  Funding of Borrowings................................22
       SECTION 2.05.  Interest Elections...................................23
       SECTION 2.06.  Termination and Reduction of the Commitments.........24
       SECTION 2.07.  Repayment of Loans; Evidence of Debt.................25
       SECTION 2.08.  Prepayment of Loans..................................26
       SECTION 2.09.  Fees.................................................28
       SECTION 2.10.  Interest.............................................28
       SECTION 2.11.  Alternate Rate of Interest...........................29
       SECTION 2.12.  Increased Costs......................................30
       SECTION 2.13.  Break Funding Payments...............................31
       SECTION 2.14.  Taxes................................................31
       SECTION 2.15.  Payments Generally; Pro Rata Treatment; Sharing of
                      Set-offs.............................................32
       SECTION 2.16.  Mitigation Obligations; Replacement of Lenders.......34

                                   ARTICLE III
                                    GUARANTEE

       SECTION 3.01.  The Guarantee........................................35
       SECTION 3.02.  Obligations Unconditional............................36
       SECTION 3.03.  Reinstatement........................................37

       SECTION 3.04.  Subrogation..........................................37
       SECTION 3.05.  Remedies.............................................37
       SECTION 3.06.  Instrument for the Payment of Money..................37
       SECTION 3.07.  Continuing Guarantee.................................38
       SECTION 3.08.  Rights of Contribution...............................38
       SECTION 3.09.  General Limitation on Guarantee Obligations..........38

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

       SECTION 4.01.  Financial Condition...................................39
       SECTION 4.02.  No Change.............................................40
       SECTION 4.03.  Corporate Existence; Compliance with Law..............40
       SECTION 4.04.  Corporate Power; Authorization; Enforceable
                      Obligations...........................................40
       SECTION 4.05.  No Legal Bar..........................................40
       SECTION 4.06.  No Material Litigation................................41
       Section 4.07.  No Default............................................41
       Section 4.08.  Ownership of Property; Liens..........................41
       Section 4.09.  Intellectual Property.................................41
       Section 4.10.  Taxes  41
       Section 4.11.  Federal Regulations...................................42
       Section 4.12.  ERISA  42.............................................42
       Section 4.13.  Investment Company Act; Other Regulations.............42
       Section 4.14.  Subsidiaries..........................................42
       Section 4.15.  Purpose of Loans......................................42
       Section 4.16.  Environmental Matters.................................42
       Section 4.17.  Certain Documents.....................................43

                                    ARTICLE V
                                   CONDITIONS

       SECTION 5.01.  Effective Date........................................43
       SECTION 5.02.  Each Credit Event.....................................45

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

       SECTION 6.01.  Financial Statements and Other Information............45
       SECTION 6.02.  Payment of Obligations................................46
       SECTION 6.03.  Conduct of Business and Maintenance of Existence......47
       SECTION 6.04.  Maintenance of Property; Insurance....................47

       SECTION 6.05.  Inspection of Property; Books and Records;
                      Discussions...........................................47
       SECTION 6.06.  Notices...............................................47
       SECTION 6.07.  Unrestricted Subsidiaries; Maintenance of Separate
                      Corporate Identity....................................48
       SECTION 6.08.  Certain Obligations Respecting Subsidiaries...........49

                                   ARTICLE VII
                               NEGATIVE COVENANTS

       SECTION 7.01.  Financial Condition Covenants.........................50
       SECTION 7.02.  Limitation on Indebtedness............................50
       SECTION 7.03.  Limitation on Liens...................................51
       SECTION 7.04.  Limitation on Guarantee Obligations...................52
       SECTION 7.05.  Limitation on Fundamental Changes.....................53
       SECTION 7.06.  Limitation on Sale of Assets..........................53
       SECTION 7.07.  Limitation on Restricted Payments.....................54
       SECTION 7.08.  Limitation on Investments, Loans and Advances.........55
       SECTION 7.09.  Limitation on Modifications of the Management
                      Agreement.............................................56
       SECTION 7.10.  Limitation on Sale or Discount of Receivables.........56
       SECTION 7.11.  Limitation on Transactions with Affiliates............56
       SECTION 7.12.  Limitation on Changes in Fiscal Year..................56
       SECTION 7.13.  Limitation on Negative Pledge Clauses.................56
       SECTION 7.14.  Limitation on Lines of Business.......................57
       SECTION 7.15.  Repayments of Indebtedness............................57
       SECTION 7.16.  Hedging Agreements....................................57

                                  ARTICLE VIII
                               EVENTS OF DEFAULT............................57


                                   ARTICLE IX
                           THE ADMINISTRATIVE AGENT.........................60


                                    ARTICLE X
                                  MISCELLANEOUS

       SECTION 10.01.  Notices..............................................63
       SECTION 10.02.  Waivers; Amendments..................................63
       SECTION 10.03.  Expenses; Indemnity; Damage Waiver...................65
       SECTION 10.04.  Successors and Assigns...............................66
       SECTION 10.05.  Survival.............................................70
       SECTION 10.06.  Counterparts; Integration; Effectiveness.............70
       SECTION 10.07.  Severability.........................................70
       SECTION 10.08.  Right of Set-off.....................................70
       SECTION 10.09.  Governing Law; Jurisdiction; Etc.....................71
       SECTION 10.10.  WAIVER OF JURY TRIAL.................................71
       SECTION 10.11.  Headings.............................................72
       SECTION 10.12.  Treatment of Certain Information; Confidentiality....72


SCHEDULE I        -   Commitments
SCHEDULE II       -   Material Agreements and Liens
SCHEDULE III      -   Guarantee Obligations
SCHEDULE IV       -   Subsidiaries and Investments
SCHEDULE V        -   Transactions With Affiliates

EXHIBIT A         -   Form of Assignment and Acceptance
EXHIBIT B         -   Form of Guarantee Assumption Agreement
EXHIBIT C         -   Form of Opinion of Counsel to the Obligors
EXHIBIT D         -   Form of Opinion of Special New York Counsel to JPMCB
EXHIBIT E         -   Form of Tax Allocation Agreement.

     CREDIT AGREEMENT dated as of March 3, 2004, between WESTWOOD ONE, INC., the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, and JPMORGAN CHASE BANK, as Administrative Agent.

     The Borrower (as hereinafter defined) has requested that the Lenders (as so defined) make loans to it, under the guarantee of the Subsidiary Guarantors (as so defined), in an aggregate principal amount not exceeding $300,000,000, to finance the operations of the Obligors (as so defined), to refinance certain existing indebtedness of the Obligors, and for other general corporate purposes of the Obligors. The Lenders are prepared to make such loans upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Adjusted LIBO Rate" means, for the Interest Period for any Eurodollar Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate for such Interest Period.

     "Administrative Agent" means JPMCB, in its capacity as administrative agent for the Lenders hereunder.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affiliate" means, as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.

     "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate for such day plus 1/2 of 1%. Any change in the Alternate Base

Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

     "Annualized Consolidated Corporate Overhead" means, for any period, corporate general and administrative expenses of the Borrower and its Restricted Subsidiaries for such period as shown on the consolidated financial statements of the Borrower and its Restricted Subsidiaries for such period delivered to the Administrative Agent pursuant to Section 6.01(a) or 6.01(b); provided that there shall be excluded from "Annualized Consolidated Corporate Overhead" (a) all non-cash charges and (b) all corporate general and administrative expenses of the Borrower incurred on behalf of, or otherwise attributable to, Unrestricted Subsidiaries or in connection with management and other services and activities performed by the Borrower for Unrestricted Subsidiaries.

     "Annualized Consolidated Operating Cash Flow" means, for any period, the aggregate amount (determined on a consolidated basis without duplication in accordance with GAAP), for the Borrower and its Restricted Subsidiaries, of

          (a) the sum of (i) net revenues of the Borrower and its Restricted Subsidiaries for such period (calculated before taxes and excluding (A) any net gain or loss arising from the sale of capital assets during such period;  (B) any  gain  arising  from any  write-up  of assets  during such period; (C) net earnings for such period of any Person in which the Borrower or any of its Restricted Subsidiaries has an ownership interest unless such net earnings shall have actually been received by the Borrower or such Restricted Subsidiary in the form of cash distributions (other than cash distributions received by the Borrower from an Unrestricted Subsidiary); (D) any portion of the net earnings of any Restricted Subsidiary of the Borrower or any of its Restricted Subsidiaries for such period which for any reason is unavailable for payment of dividends to the Borrower or any other such Restricted Subsidiary; (E) any gain realized during such period arising from the acquisition of any securities of the Borrower or any of its Restricted Subsidiaries; (F) any "extraordinary", "unusual" or "non-recurring" earnings or "extraordinary", "unusual" or "non-recurring" losses for such period as such terms are interpreted under GAAP; and (G) any interest income of the Borrower and its Restricted Subsidiaries realized during such period) minus (ii) operating expenses of the Borrower and its Restricted Subsidiaries for such period (excluding depreciation, amortization, interest expense and other non-cash charges accrued, and income taxes paid or accrued (other than any such taxes attributable to the revenues of Unrestricted Subsidiaries for which the Borrower has not been or is not entitled to be reimbursed, or in respect of which the Borrower has not received or is not entitled to receive a credit, pursuant to the terms of any Tax Allocation Agreement), for such period by the Borrower and its Restricted Subsidiaries) minus

          (b)  Annualized Consolidated Corporate Overhead for such period;

          provided that for purposes of calculating Annualized Consolidated Operating Cash Flow when such term is used in determining the Total Debt Ratio, if the Borrower or any of its Restricted Subsidiaries shall have acquired or disposed of one or more businesses (or any part thereof) during such period, Annualized Consolidated Operating Cash Flow for such period shall be computed as if (in the case of an acquisition) such business (or part thereof) had been owned by the Borrower or such Restricted Subsidiary for the whole of such period or (in the case of a disposition) such business (or part thereof) had been disposed of prior to the first day of such period.

          "Applicable Margin" means, with respect to Loans of any Type during any Interest Accrual Period, the respective rates indicated below for such Loans of such Type opposite the applicable Total Debt Ratio indicated below for such Interest Accrual Period:

                 ------------------------------ ---------------------------------------------------------
                                                                   Applicable Margin
                 ------------------------------ ---------------------------------------------------------
                 ------------------------------ ---------------------------- ----------------------------
                             Total
                          Debt Ratio                 Eurodollar Loans              Base Rate Loans
                 ------------------------------ ---------------------------- ----------------------------
                 ------------------------------ ---------------------------- ----------------------------
                 Greater than or equal to                 1.125%                       0.125%
                 3.00 to 1
                 ------------------------------ ---------------------------- ----------------------------
                 ------------------------------ ---------------------------- ----------------------------
                 Less than 3.00 to 1 and                  0.875%                       0.000%
                 ------------------------------ ---------------------------- ----------------------------
                 ------------------------------ ---------------------------- ----------------------------
                 Less than 2.00 to 1                      0.625%                       0.000%
                 ------------------------------ ---------------------------- ----------------------------



     The Total Debt Ratio for any Interest Accrual Period after the initial Interest Accrual Period shall be determined on the basis of a certificate of a Responsible Officer, or any other senior officer setting forth a calculation of the Total Debt Ratio as at the last day of the fiscal quarter ending immediately prior to the first day of such Interest Accrual Period, each of which certificates shall be delivered together with the financial statements for the fiscal quarter on which such calculation is based.

     Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be, (i) 0.000% with respect to Base Rate Loans and 0.625% with respect to Eurodollar Loans until the Interest Accrual Period commencing on the third Business Day following the receipt by the Administrative Agent of the certificate referred to in the immediately preceding paragraph setting forth the calculation of the Total Debt Ratio as at the fiscal year ended December 31, 2003 and (ii) the highest rates set forth in the schedule above during any period when an Event of Default shall have occurred and be continuing, or during any period during which the Borrower shall be in default in the delivery of any financial statements pursuant to Section 6.01(a) or 6.01(b).

     "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments or Loans of both Classes hereunder represented by the aggregate amount of such Lender's Commitments or Loans of both Classes hereunder.

     "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrower" means Westwood One, Inc., a Delaware corporation.

     "Borrowing" means (a) all ABR Loans of the same Class made, converted or continued on the same date or (b) all Eurodollar Loans of the same Class that have the same Interest Period.

     "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

     "Business Day" means any day (a) that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or the Interest Period for, a Eurodollar Borrowing, or to a notice by the Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion, or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of obligations under Financing Leases (excluding any such obligations relating to the acquisition of satellite time or capacity in an aggregate amount not to exceed $20,000,000) incurred during such period) made by the Borrower or any of its Restricted Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Cash Equivalents" means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government,
(d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), (e) debt securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any Person which are rated at least A by S&P or A by Moody's, (f) debt securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition, (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through
(f) of this definition or (h) securities similar in nature and maturity to those described in the foregoing clauses (a) through (g) denominated in foreign currencies and owned by a Foreign Subsidiary.

     "Casualty Event" means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are Revolving Credit Loans or Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment or Term Loan Commitment.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commitment" means a Revolving Credit Commitment or Term Loan Commitment, or any combination thereof (as the context requires).

     "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Dollars" or "$" refers to lawful money of the United States of America.

     "Domestic Subsidiary" means any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

     "Effective  Date"  means  the date on which  the  conditions  specified  in
Section 5.01 are satisfied (or waived in accordance with Section 10.02).

     "Environmental Laws" means any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

     "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Materials of Environmental Concern, (c) exposure to any Materials of Environmental Concern, (d) the release or threatened release of any Materials of Environmental Concern into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "Environmental Permits" means any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under
Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

     "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "Event of Default" has the meaning assigned to such term in Article VIII.

     "Excess Cash Flow" means, for any fiscal year, the amount (if any) by which
(a) the sum of (i) Annualized Consolidated Operating Cash Flow for such fiscal year plus (ii) any interest income realized in cash of the Borrower and its Restricted Subsidiaries during such fiscal year exceeds (b) the sum of (i) Total Debt Service for such fiscal year plus (ii) the aggregate amount of Capital Expenditures made by the Borrower and its Restricted Subsidiaries during such fiscal year (net of long-term Indebtedness, if any, incurred by the Borrower and its Restricted Subsidiaries during such fiscal year) plus (iii) the aggregate amount of income taxes paid or payable by the Borrower (excluding any such taxes attributable to the revenues of Unrestricted Subsidiaries for which the Borrower has been or is entitled to be reimbursed, or has received or is entitled to receive a credit, pursuant to the terms of any Tax Allocation Agreement) and its Restricted Subsidiaries during such fiscal year.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 2.14(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14(a).

     "Existing Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of November 17, 2000 among the Borrower, the Lenders party thereto, Fleet National Bank, Bank Of Montreal and Bank of America, N.A., as co-agents for the Lenders thereunder, and JPMCB (as successor to The Chase Manhattan Bank), as Administrative Agent.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Financing Lease" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     "Foreign Subsidiary" means any Subsidiary of the Borrower organized under the laws of any jurisdiction outside the United States.

     "GAAP" means generally accepted accounting principles in the United States consistent with those utilized in preparing the audited financial statements referred to in Section 4.01.

     "Governmental Authority" means the government of the United States of America, or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee Assumption Agreement" means a Guarantee Assumption Agreement substantially in the form of Exhibit B by an entity that, pursuant to
Section 6.08, is required to become a "Subsidiary Guarantor" hereunder in favor of the Administrative Agent.

     "Guarantee Obligation" means as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

     The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

     "Indebtedness"  of any  Person  at any  date  means,  without  duplication,
(a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person contingent or otherwise in respect of banker's acceptances or similar instruments issued or created for the account of such Person, (e) all obligations, contingent or otherwise, of such Person as an account party under acceptance, letter of credit or similar facilities and (f) all liabilities of the type described in clauses (a) through (e) above secured by any Lien on any property owned by such Person (not to exceed the value of such property) even though such Person has not assumed or otherwise become liable for the payment thereof.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Infinity" means Infinity Broadcasting Corporation, a Delaware corporation.

     "INI" means (a) Infinity Network Inc., a Delaware corporation that, on the date hereof, is a wholly owned Subsidiary of Infinity, or (b) any other wholly owned Subsidiary of Infinity that owns Capital Stock or other ownership interests of the Borrower; provided that Infinity shall have notified the Administrative Agent of the name of such other Subsidiary and the amount of such ownership interests owned by such Subsidiary.

     "Insolvent" means pertaining to a condition of Insolvency.

     "Interest Accrual Period" means the period commencing during any fiscal quarter on the date (the "Change Date") that is the third Business Day following the receipt by the Administrative Agent of the certificate referred to in the next to the last paragraph in the definition of "Applicable Margin", to but not including the Change Date in the immediately following fiscal quarter.

     "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

     "Interest Payment Date" means (a) with respect to any ABR Loan, each Quarterly Date and (b) with respect to any Eurodollar Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period.

     "Interest Period" means, for any Eurodollar Loan or Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as specified in the applicable Borrowing Request or Interest Election Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans.

     "Investment" has the meaning assigned to such term in Section 7.08.

     "JPMCB" means JPMorgan Chase Bank.

     "Lenders" means the Persons listed on Schedule I and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

     "LIBO Rate" means, for the Interest Period for any Eurodollar Borrowing, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for the offering of Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the LIBO Rate for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

     "Loan Documents" means, collectively, this Agreement and the Notes.

     "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

     "Management Agreement" means the Management Agreement dated as of March 30, 1999, as amended by an amendment dated April 15, 2002, between the Borrower and Infinity.

     "Management Fees" means, for any period, fees and cash incentive bonuses payable to Infinity under the Management Agreement during such period for administrative, management and other services performed for the Borrower and its Subsidiaries.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries taken as a whole or
(b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

     "Material Environmental Amount" means an amount finally determined to be payable by the Borrower and/or its Subsidiaries in excess of $1,000,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

     "Materials of Environmental Concern" means any gasoline or petroleum (including, without limitation, crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

     "Multiemployer   Plan"   means  a   multiemployer   plan  as   defined   in
Section 4001(a)(3) of ERISA.

     "Notes" means the collective reference to any promissory notes evidencing Loans of either Class pursuant to Section 2.07(f).

     "Obligor" means the Borrower and each Subsidiary Guarantor.

     "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

     "Permitted Additional Indebtedness" means Indebtedness incurred by the Borrower which is (i) unsecured, (ii) no portion of the principal of which is required to be repaid, repurchased or retired prior to June 30, 2009 (other than upon a change of control of the Borrower) and (iii) has other terms and conditions (other than those relating to interest rate, fees and premiums) which, taken as a whole, are no more restrictive on the Borrower (as determined in good faith by the Board of Directors of the Borrower in the exercise of its reasonable discretion) than the terms and conditions of this Agreement, as in effect on the date of incurrence of such Indebtedness, provided, that, prior to and after giving effect to such incurrence, there shall exist no Default or Event of Default hereunder.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee  pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Properties" means the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries.

     "Quarterly Dates" means the last Business Day of February, May, August and November in each year, the first of which shall be the first such day after the date hereof.

     "Register" has the meaning set forth in Section 10.04.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "Required  Lenders"  means,  at any time,  subject to the last paragraph of
Section 10.02(b), Lenders having Revolving Credit Exposures, outstanding Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures, outstanding Term Loans and unused Commitments at such time. The "Required Lenders" of a particular Class of Loans means Lenders having Revolving Credit Exposures, outstanding Term Loans and unused Commitments of such Class representing more than 50% of the total Revolving Credit Exposures, outstanding Term Loans and unused Commitments of such Class at such time.

     "Requirement of Law" means as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer" means the Chairman of the Board, the Co-Chairman of the Board, the chief executive officer, the president, the chief financial officer or the senior vice president of financial operations of the Borrower.

     "Restricted  Payment"  shall  have the  meaning  assigned  to such  term in
Section 7.07.

     "Restricted Subsidiary" means each Subsidiary of the Borrower other than an Unrestricted Subsidiary.

     "Revolving Credit", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to Section 2.01(a).

     "Revolving Credit Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Commitment Termination Date and the date of termination of the Revolving Credit Commitments.

     "Revolving Credit Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Credit Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be
(a) reduced   from  time  to  time  pursuant  to  Section 2.06   or 2.08(b)  and
(b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Revolving Credit Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Credit Commitments is $180,000,000.

     "Revolving Credit Commitment Termination Date" means the Quarterly Date falling on or nearest to February 28, 2009.

     "Revolving Credit Exposure" means, with respect to any Lender at any time, the aggregate outstanding principal amount of such Lender's Revolving Credit Loans at such time.

     "Revolving Credit Lender" means a Lender with a Revolving Credit Commitment or, if the Revolving Credit Commitments have terminated or expired, a Lender with Revolving Credit Exposure.

     "Statutory Reserve Rate" means, for the Interest Period for any Eurodollar Borrowing, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the arithmetic mean, taken over each day in such Interest Period, of the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subsidiary" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

     "Subsidiary Guarantor" means each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and each Subsidiary of the Borrower that becomes a "Subsidiary Guarantor" after the date hereof pursuant to Section 6.08.

     "Tax   Allocation   Agreements"   means  each  Tax   Allocation   Agreement
substantially in the form of Exhibit E hereto, each between the Borrower and an Unrestricted Subsidiary.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Term", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to
Section 2.01(b).

     "Term Loan Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make one or more Term Loans hereunder on the Effective Date, expressed as an amount representing the maximum aggregate principal amount of the Term Loans to be made by such Lender hereunder, as such commitment may be
(a) reduced   from  time  to  time  pursuant  to  Section 2.06   or 2.08(b)  and
(b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Term Loan Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Term Loan Commitments is $120,000,000.

     "Term Loan Lender" means a Lender with a Term Loan Commitment or an outstanding Term Loan.

     "Term Loan Maturity Date" means the Quarterly Date falling on or nearest to February 28, 2009.

     "Total Debt" means the sum of, without duplication, (a) all Indebtedness (other than Indebtedness in respect of the undrawn amount of any letters of credit) of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis and (b) all Indebtedness (other than Indebtedness in respect of the undrawn amount of any letters of credit) of others for which a Guarantee Obligation has been given by the Borrower or any Restricted Subsidiary.

     "Total Debt Ratio" means, as of any date of determination thereof, the ratio of (a) Total Debt outstanding as of such date to (b) Annualized Consolidated Operating Cash Flow for the period of the four fiscal quarters of the Borrower ended on, or most recently ended prior to, such date for which financial statements have been, or are required to have been, provided to the Lenders pursuant to Section 6.01.

     "Total Debt Service" means, as at the last day of any fiscal year of the Borrower, the sum (calculated without duplication) of all payments of principal of and interest on Indebtedness of the Borrower and its Restricted Subsidiaries made or scheduled to be made during such fiscal year (other than payments of principal which may be reborrowed), provided that, for any fiscal year ending on or prior to the Revolving Credit Commitment Termination Date, "Total Debt Service" shall include all mandatory reductions of the Revolving Credit Commitments pursuant to Section 2.08(b) effected during such fiscal year.

     "Total Interest" means, for any period, all interest, whether paid in cash or accrued as a liability, on all Indebtedness (including imputed interest on Financing Leases) of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis, during such period.

     "Total Interest Coverage Ratio" means, as of any date of determination thereof, the ratio of (a) Annualized Consolidated Operating Cash Flow for the period of four fiscal quarters of the Borrower ended on, or most recently ended prior to, such date to (b) Total Interest for such period.

     "Transactions" means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party, the borrowing of Loans and the use of the proceeds thereof.

     "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans constituting such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

     "2002 Notes" means the Borrower's Senior Guaranteed Notes, Series A, due November 2009, and the Borrower's Senior Guaranteed Notes, Series B, due November 2012 in an aggregate principal amount up to but not exceeding, $200,000,000.

     "2002 Notes Guarantee" means the guarantee by the Guarantors of the 2002 Notes pursuant to the 2002 Notes Note Purchase Agreement.

     "2002 Notes Note Purchase Agreement" means the Note Purchase Agreement dated as of December 3, 2002 among the Borrower and the Purchasers referred to therein pursuant to which the 2002 Notes have been issued.

     "Unrestricted Investment Basket" means, at any time, an amount equal to the sum of the following:

          (a) any Excess Cash Flow of the Borrower and its Restricted Subsidiaries for any fiscal year commencing with the fiscal year ending on December 31, 2002 plus

          (b) the aggregate net cash proceeds received by the Borrower subsequent to the Effective Date from the issuance of shares of its Capital Stock.

     "Unrestricted Subsidiary" means any Subsidiary of the Borrower which has been organized or acquired after the date hereof and designated by the Board of Directors of the Borrower as an "Unrestricted Subsidiary", provided, in each case, that at the time any such other Subsidiary is so organized or acquired and at all times thereafter:

          (a) none of the issued and outstanding capital stock of such Subsidiary (or any Subsidiary of such Subsidiary) is owned by any Restricted Subsidiary;

          (b) except as permitted by Section 7.08(g), no proceeds of any Loan hereunder are used to finance or pay any cost or expense related to the organization of, or acquisition of the assets or properties of, such Subsidiary (or any Subsidiary of such Subsidiary);

          (c) except as permitted by Section 7.08(g), neither the Borrower nor any Restricted Subsidiary is at the time such Subsidiary (or any Subsidiary of such Subsidiary) is organized or acquired or at any time thereafter
     (x) directly or indirectly liable (contingently or otherwise), or provides or is obligated to provide any credit support, for any Indebtedness (including, without limitation, any undertaking, agreement or instrument evidencing such Indebtedness) or other obligation of such Subsidiary (or any Subsidiary of such Subsidiary), (y) obligated to contribute any funds or other property to such Subsidiary (or any Subsidiary of such Subsidiary) or (z) otherwise directly or indirectly obligated to any other Person on account of the Indebtedness, other obligations or financial condition of such Subsidiary (or any Subsidiary of such Subsidiary) except to the extent of a pledge or security interest in the Capital Stock owned by the Borrower of such Subsidiary as collateral security for obligations of such Subsidiary (or any Subsidiary of such Subsidiary);

          (d) no agreements, instruments or other documents governing or evidencing any Indebtedness of such Subsidiary (or any Subsidiary of such Subsidiary) contains a cross-default or cross-acceleration clause or other "event of default" or similar event the occurrence of which (with or without notice or lapse of time or both) causes or would permit the holder(s) thereof to cause such Indebtedness to become due or to be required to be purchased or redeemed by such Subsidiary or any of its Affiliates prior to its stated maturity or to take enforcement action against such Subsidiary (or any Subsidiary of such Subsidiary) solely by reason of (x) the occurrence of a Default or Event of Default hereunder,
     (y) the occurrence of any default or other event or condition in respect of any other Indebtedness of the Borrower or any of its Restricted Subsidiaries (including, without limitation, subordinated debt) or (z) the occurrence of any event or condition with respect to the Borrower or any of its Restricted Subsidiaries other than any event or condition described in
     Section 8(f) with respect to the Borrower;

          (e) the Borrower and such Subsidiary (or another Unrestricted Subsidiary of which such Subsidiary is a Subsidiary), acting on its own behalf and on behalf of its Subsidiaries, have entered into a Tax Allocation Agreement, which Agreement shall be in full force and effect at the time such Subsidiary is organized or acquired and at all times thereafter, and

          (f) the Borrower has notified the Lenders as to the organization or acquisition of such Subsidiary as required by Section 6.07 and the Borrower is in compliance with its other obligations set forth in Section 6.07.

Notwithstanding the foregoing, no Subsidiary that is a Restricted Subsidiary under the 2002 Notes Note Purchase Agreement may be an Unrestricted Subsidiary hereunder.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.03. Definitions Apply to Notes, Etc. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

     SECTION 1.04. Accounting Terms. As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.01 and accounting terms partly defined in Section 1.01, to the extent not defined, shall have the respective meanings given to them under GAAP.


                                   ARTICLE II

                                   THE CREDITS

     SECTION 2.01. The Commitments.

     (a) Revolving Credit Loans. Subject to the terms and conditions set forth herein, each Revolving Credit Lender agrees to make Revolving Credit Loans to the Borrower from time to time during the Revolving Credit Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Commitment or
(ii) the total Revolving Credit Exposures exceeding the total Revolving Credit Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Credit Loans.

     (b) Term Loans. Subject to the terms and conditions set forth herein, each Term Loan Lender agrees to make one or more Term Loans to the Borrower on the Effective Date in a principal amount not exceeding its Term Loan Commitment. Amounts prepaid or repaid in respect of Term Loans may not be reborrowed.

     SECTION 2.02. Loans and Borrowings.

     (a) Obligations of Lenders. Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Type of Loans. Subject to Section 2.11, each Borrowing shall be constituted entirely of ABR Loans or of Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

     (c) Minimum Amounts; Limitation on Number of Borrowings. Each Eurodollar Borrowing shall be in an aggregate amount of $5,000,000 or a larger multiple of $1,000,000. Each ABR Borrowing shall be in an aggregate amount equal to $2,000,000 or a larger multiple of $500,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of the applicable Class. Borrowings of more than one Class and Type may be outstanding at the same time; provided that there shall not at any time be more than a total of six Eurodollar Borrowings outstanding.

     (d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request (or to elect to convert to or continue as a Eurodollar Borrowing): (i) any Revolving Credit Borrowing if the Interest Period requested therefor would end after the Revolving Credit Commitment Termination Date; or (ii) any Term Borrowing if the Interest Period requested therefor would end after the Term Loan Maturity Date.

     SECTION 2.03. Requests for Borrowings.

     (a) Notice by the Borrower. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (i) in the case of a Eurodollar Borrowing, not later than 10:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower.

     (b) Content of Borrowing Requests. Each telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Revolving Credit Borrowing or Term Borrowing;

          (ii) the aggregate amount of the requested Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v) in the case of a Eurodollar Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d); and

          (vi) the location and number of the Borrower's  account to which funds
     are  to  be  disbursed,   which  shall  comply  with  the  requirements  of
     Section 2.04.

          (c) Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          (d) Failure to Elect. If no election as to the Type of a Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the requested Borrowing shall be made instead as an ABR Borrowing.

          SECTION 2.04. Funding of Borrowings.

     (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request.

     (b) Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     SECTION 2.05. Interest Elections.

     (a) Elections by the Borrower. The Loans constituting each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have the Interest Period specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Eurodollar Borrowing, may elect the Interest Period therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans constituting such Borrowing, and the Loans constituting each such portion shall be considered a separate Borrowing.

     (b) Notice of Elections. To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

     (c) Content of Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d).

     (d) Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) Failure to Elect; Events of Default. If the Borrower fails to deliver a timely and complete Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and
(ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period therefor.

     SECTION 2.06. Termination and Reduction of the Commitments.

     (a) Scheduled Termination. Unless previously terminated, (i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, and (ii) the Revolving Credit Commitments shall terminate on the Revolving Credit Commitment Termination Date.

     (b) Voluntary Termination or Reduction. The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class pursuant to this Section shall be in an amount that is $5,000,000 or a larger multiple of $1,000,000 and
(ii) the Borrower shall not terminate or reduce the Revolving Credit Commitments if, after giving effect to any concurrent prepayment of the Revolving Credit Loans in accordance with Section 2.08, the total Revolving Credit Exposures would exceed the total Revolving Credit Commitments.

     (c) Notice of Voluntary Termination or Reduction. The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments of any Class under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Credit Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

     (d) Effect of Termination or Reduction. Any termination or reduction of the Commitments of either Class shall be permanent. Each reduction of the
Commitments of either Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

     SECTION 2.07. Repayment of Loans; Evidence of Debt.

     (a) Repayment. The Borrower hereby unconditionally promises to pay the Loans as follows:

          (i) to the Administrative Agent for account of the Revolving Credit Lenders the outstanding principal amount of the Revolving Credit Loans on the Revolving Credit Commitment Termination Date, and

          (ii) to the Administrative Agent for account of the Term Loan Lenders the outstanding principal amount of the Term Loans on the Term Loan Maturity Date.

     (b) Manner of Payment. Prior to any repayment or prepayment of any Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Borrowings of either Class shall be applied to repay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Each payment of a Borrowing shall be applied ratably to the Loans included in such Borrowing.

     (c) Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (d) Maintenance of Records by the Administrative Agent. The Administrative Agent shall maintain records in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and each Interest Period therefor, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for account of the Lenders and each Lender's share thereof.

     (e) Effect of Entries. The entries made in the records maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

     (f) Promissory Notes. Any Lender may request that Loans of either Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.08. Prepayment of Loans.

     (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

     (b) Mandatory Prepayments. The Borrower will prepay the Loans, and/or the Commitments shall be subject to automatic reduction, as follows:

          (i) Dispositions. If the Borrower or any of its Restricted Subsidiaries shall receive any net cash proceeds from the sale or other disposition of property, businesses or assets (except for (i) sales or other dispositions of obsolete or worn out property and (ii) sales of inventory or other property in the ordinary course of business) and such proceeds are not used to purchase other assets within 12 months of receipt thereof, the Borrower shall apply an amount equal to 100% of the portion of such net cash proceeds not so used to the prepayment of the Loans and to the permanent reduction of the Revolving Credit Commitments in the manner and to the extent specified in clause (iii) of this paragraph.

          (ii) Casualty Events. If the Borrower or any of its Restricted Subsidiaries shall receive any proceeds from any insurance on the property of the Borrower or its Restricted Subsidiaries (other than business interruption insurance), then the Borrower shall apply 100% of such proceeds, to the extent they are not reasonably promptly applied to the repair or replacement of the affected property to which such proceeds relate (or to the payment of taxes or other expenses related to such property or the repayment of any Indebtedness secured thereby), to the prepayment of the Loans and to the permanent reduction of the Revolving Credit Commitments in the manner and to the extent specified in clause (iii) of this paragraph.

          (iii)  Application.   Prepayments  and/or  reductions  of  Commitments
     pursuant to this paragraph shall be applied as follows:

               first, (A) if such prepayment and/or reduction of Commitments is required to be made before the Term Loan Commitments have terminated, to reduce the aggregate amount of the Term Loan Commitments, and
          (B) if such prepayment and/or reduction of Commitments is required to be made after the Term Loan Commitments have terminated, to prepay the Term Loans, and second, after the payment in full of the Term Loans and the termination of the Term Loan Commitments, to reduce the aggregate amount of the Revolving Credit Commitments (and to the extent that, after giving effect to such reduction, the total Revolving Credit Exposures would exceed the Revolving Credit Commitments, the Borrower shall prepay Loans in an aggregate amount equal to such excess).

     (c) Notices, Etc. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Credit Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and shall be made in the manner specified in
Section 2.07(b).

     SECTION 2.09. Fees.

     (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for account of each Lender a commitment fee, which shall accrue at a rate per annum equal to 1/4 of 1% on the average daily unused amount of the Revolving Credit Commitment of such Lender during the period from and including the date hereof to but excluding the earlier of the date such Revolving Credit Commitment terminates and the Revolving Credit Commitment Termination Date. Accrued commitment fees shall be payable on each Quarterly Date and on the earlier of the date the Revolving Credit Commitments terminate and the Revolving Credit Commitment Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (b) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

     (c) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of facility fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

     SECTION 2.10. Interest.

     (a) ABR Loans. The Loans constituting each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

     (b) Eurodollar Loans. The Loans constituting each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period for such Borrowing plus the Applicable Margin.

     (c) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

     (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Credit Loans, upon termination of the Revolving Credit Commitments;

provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Revolving Credit Loan that is an ABR Loan prior to the Revolving Credit Commitment Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

     (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.11. Alternate Rate of Interest. If prior to the commencement of the Interest Period for any Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) if such Borrowing is of a particular Class of Loans, the Administrative Agent is advised by the Required Lenders of such Class that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their respective Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or the continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and such Borrowing (unless prepaid) shall be continued as, or converted to, an ABR Borrowing and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.12. Increased Costs.

          (a) Increased Costs Generally. If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

          (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

     (b) Capital Requirements. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

     (c) Certificates from Lenders. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

     SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period therefor (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of an Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.08(c) and is revoked in accordance herewith), or (d) the assignment as a result of a request by the Borrower pursuant to Section 2.16(b) of any Eurodollar Loan other than on the last day of an Interest Period therefor, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for Dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.14. Taxes.

     (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) Payment of Other Taxes by the Borrower. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent and such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

     (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

     (a) Payments by the Obligors. Each Obligor shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or under Section 2.12, 2.13 or 2.14, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, N.Y., 10017, except as otherwise expressly provided in the relevant Loan Document and except payments pursuant to Sections 2.12, 2.13,
2.14 and 10.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a

Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein) shall be made in Dollars.

     (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal and then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

     (c) Pro Rata Treatment.  Except to the extent  otherwise  provided  herein:
(i) each Borrowing of a particular Class shall be made from the relevant Lenders, each payment of commitment fee under Section 2.09 shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.06 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class;
(ii) each Borrowing of any Class shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Revolving Credit Loans and Term Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (iv) each payment of interest on Revolving Credit Loans and Term Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

     (d) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Obligor pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof
(as to which the provisions of this paragraph shall apply). Each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Obligor rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Obligor in the amount of such participation.

     (e) Presumptions of Payment. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

     (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.15(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION 2.16. Mitigation Obligations; Replacement of Lenders.

     (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b)  Replacement  of Lenders.  If any Lender  requests  compensation  under
Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to
Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that
(i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld,
(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                   ARTICLE III

                                    GUARANTEE

     SECTION 3.01. The Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrower under this Agreement and by any Obligor under any of the other Loan Documents, and all obligations of the Borrower or any of its Subsidiaries to any Lender (or any affiliate of any Lender) in respect of any Hedging Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     For purposes hereof, it is understood that any Guaranteed Obligations to any Person arising under a Hedging Agreement entered into at a time such Person (or an affiliate thereof) is party hereto as a Lender (to the extent the same has been designated as a "Hedging Agreement" for purposes of this Article III in a written notice delivered from the Borrower to the Administrative Agent) shall continue to constitute Guaranteed Obligations, notwithstanding that such Person (or its affiliate) has ceased to be a Lender party hereto (by assigning all of its Commitments, Loans and other interests herein) at the time a claim is to be made in respect of such Guaranteed Obligations.

     SECTION 3.02. Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 3.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

     SECTION 3.03. Reinstatement. The obligations of the Subsidiary Guarantors under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     SECTION 3.04. Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

     SECTION 3.05. Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lenders, the obligations of the Borrower under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 3.01.

     SECTION 3.06. Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

     SECTION 3.07. Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     SECTION 3.08. Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

     For purposes of this Section, (i) "Excess Funding Guarantor" means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "Excess Payment" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) "Pro Rata Share" means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary
Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the Effective Date, as of the Effective Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

     SECTION 3.09. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 3.01   would   otherwise,   taking  into  account  the   provisions   of
Section 3.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lenders that:

     SECTION 4.01. Financial Condition. The audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 2002 and the related audited consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by PricewaterhouseCoopers LLP, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 30, 2003 and the related unaudited consolidated statements of income and of cash flows for the nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments and footnote disclosure).

     All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto.

     SECTION 4.02. No Change. Since December 31, 2002 there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.03. Corporate Existence; Compliance with Law. Each of the Borrower and its Restricted Subsidiaries (a) is duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has the requisite corporate or other power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, except to the extent that the inaccuracy of any of the statements set forth in this subsection could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 4.04. Corporate Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority and the legal right to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party, except for filings of appropriate counterparts of this Agreement and other information with the Securities and Exchange Commission as required by applicable law. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     SECTION 4.05. No Legal Bar. The execution, delivery and performance of the Loan Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Restricted Subsidiaries, except for any such violation that could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     SECTION 4.06. No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Restricted Subsidiaries or against any of its or their respective properties or revenues (a) which is pending or threatened prior to the Effective Date with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

     Section 4.07. No Default. Neither the Borrower nor any of its Restricted Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     Section 4.08. Ownership of Property; Liens. Each of the Borrower and its Restricted Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.03.

     Section 4.09. Intellectual Property. The Borrower and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property which could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the use of such Intellectual Property by the Borrower and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     Section 4.10. Taxes. Each of the Borrower and its Restricted Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Restricted Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

     Section 4.11. Federal Regulations. No part of the proceeds of any Loans will be used for any purpose that would result in a violation of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

     Section 4.12. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Each of (i) the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) and (ii) the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87), did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plans by an amount that could reasonably be expected to result in a Material Adverse Effect.

     Section 4.13. Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

     Section 4.14. Subsidiaries. All of the Restricted Subsidiaries of the Borrower in existence on the date hereof are listed on Part A-1 of Schedule IV, and all of the Unrestricted Subsidiaries of the Borrower in existence on the date hereof are listed on Part A-2 of Schedule IV.

     Section 4.15. Purpose of Loans. The proceeds of the Term Loans shall be used by the Borrower to refinance Indebtedness under the Existing Credit Agreement and for general corporate purposes. The proceeds of the Revolving Credit Loans shall be used for general corporate purposes of the Borrower and its Subsidiaries in the ordinary course of business.

     Section 4.16. Environmental Matters. Other than exceptions to any of the following that could not, individually or in any aggregation, reasonably be expected to give rise to a Material Adverse Effect: the Borrower and its Restricted Subsidiaries comply and have complied with all applicable Environmental Laws, and possess and comply with and have possessed and complied with all Environmental Permits required under such laws; there are no past, present or anticipated future events, conditions, circumstances, practices, plans or legal requirements that, to its knowledge, could prevent or materially increase the burden on the Borrower and its Restricted Subsidiaries of compliance with applicable Environmental Laws or of obtaining, renewing or complying with all Environmental Permits required under such laws; the Borrower and its Restricted Subsidiaries have received no notice of any violation of, or potential liability under, any Environmental Law; and there are and have been no Materials of Environmental Concern or other conditions at any property owned, operated, or otherwise used by the Borrower or any of its Restricted Subsidiaries now or, to its knowledge, in the past, or at any other location, that could give rise to liability of the Borrower or any of its Restricted Subsidiaries under any Environmental Law.

     Section 4.17. Certain Documents. The Borrower has delivered to each Lender a complete, correct and current copy of the Management Agreement, the 2002 Notes Note Purchase Agreement, the 2002 Notes Guarantee and any other document the Administrative Agent shall reasonably request.


                                    ARTICLE V

                                   CONDITIONS

     SECTION 5.01. Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):

          (a) Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or
     (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

          (b) Opinion of Counsel to the Obligors. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Weil, Gotshal & Manges LLP, counsel for the Obligors, substantially in the form of Exhibit C, and covering such other matters relating to the Borrower, this Agreement or the Transactions as the Administrative Agent shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

          (c) Opinion of Special New York Counsel to JPMCB. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy, LLP, special New York counsel to JPMCB, substantially in the form of Exhibit D (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders).

          (d) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the Transactions and any other legal matters relating to the Obligors, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (e) Officer's Certificate. A certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of
     Section 5.02.

          (f) Repayment of Existing Credit Agreement. Evidence that the principal of and interest on, and all other amounts owing in respect of, the Loans outstanding under the Existing Credit Agreement shall have been (or shall be simultaneously) paid in full, that any commitments to extend credit under the Existing Credit Agreement shall have been canceled or terminated and that all guarantees in respect of, and all Liens securing, any obligations under the Existing Credit Agreement shall have been released (or arrangements for such release satisfactory to the Administrative Agent shall have been made).

          (g) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to JPMCB may reasonably request.

     The obligation of each Lender to make its initial Loan hereunder is also subject to the payment by the Borrower of such fees as the Borrower shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, LLP, special New York counsel to JPMCB, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the Loans hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrower).

     The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) on or prior to 3:00 p.m., New York City time, on March 3, 2004 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     SECTION 5.02. Each Credit Event. The obligation of each Lender to make any Loan, is additionally subject to the satisfaction of the following conditions:

          (a) the representations and warranties of the Borrower set forth in this Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, shall be true and correct on and as of the date of such Loan; and

          (b) at the time of and immediately after giving effect to such Loan, no Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in the preceding sentence.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     The Borrower hereby agrees that, until the Commitments have expired or been terminated and the principal and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower shall, and shall cause each of its Restricted Subsidiaries to:

     SECTION 6.01. Financial Statements and Other Information. Furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each fiscal quarter of each fiscal year of the Borrower, the unaudited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Responsible Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Responsible Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.01, 7.02, 7.03, 7.04, 7.06 and 7.07 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.01 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) not later than sixty days after the end of each fiscal year of the Borrower, a copy of the operating budget and cash flow budget of the Borrower and its Restricted Subsidiaries for the succeeding fiscal year;

          (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally or to holders of its Indebtedness generally, as the case may be; and

          (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request.

     SECTION 6.02. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the
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books of the Borrower or its  Subsidiaries,  as the case may be, or except where the failure to pay, discharge or otherwise satisfy such obligations could not be reasonably expected to have a Material Adverse Effect.


     SECTION 6.03. Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by the Borrower and its Restricted Subsidiaries and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 7.05; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

     SECTION 6.04. Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition (ordinary wear and tear expected); maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

     SECTION 6.05. Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and upon reasonable advance notice and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries.

     SECTION 6.06. Notices. Promptly give notice to the Administrative Agent and each Lender of:

     (a) the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries of which the Borrower or such Subsidiary has knowledge or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

          (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $1,000,000;

          (e) the assertion of any environmental matter by any Person against, or with respect to the activities of, the Borrower or any of its
     Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect; and

          (f) any Person becoming a Restricted Subsidiary; and

          (g) any development or event which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          SECTION 6.07. Unrestricted Subsidiaries; Maintenance of Separate Corporate Identity.

     (a) Acquisition or Formation of Unrestricted Subsidiaries. The Borrower will deliver to the Administrative Agent (with sufficient copies for each of the Lenders) a notice as to the organization or acquisition of each Unrestricted Subsidiary promptly following such organization or acquisition together with a certificate of a Responsible Officer of the Borrower certifying that attached thereto are true copies of (i) the resolutions duly adopted by the Board of Directors of the Borrower designating such Subsidiary as an Unrestricted Subsidiary and (ii) all agreements, instruments and other documents relating to the organization or acquisition of such Unrestricted Subsidiary.

     (b) Indebtedness of Unrestricted Subsidiaries. The Borrower will, promptly upon receipt thereof by the Borrower or any of its Subsidiaries, deliver to the Administrative Agent (with sufficient copies for each of the Lenders) a true and complete copy of each agreement, instrument or other document evidencing Indebtedness or other material obligations of each Unrestricted Subsidiary and each other material agreement, instrument or other document (including, without limitation, agreements, instruments and other documents in respect of acquisitions) entered into by each Unrestricted Subsidiary.

     (c) Transactions with Unrestricted Subsidiaries. The Borrower will cause the management, business and affairs of each of the Borrower and its Subsidiaries to be conducted in such a manner so that each of the Borrower and its Subsidiaries will be perceived and treated as a legal entity separate and distinct from each other. Without in any way limiting the other provisions of this subsection, the Borrower will not permit any Restricted Subsidiary to, directly or indirectly: (i) make any Investment in an Unrestricted Subsidiary,
(ii) dispose of any of its Properties to an Unrestricted Subsidiary, (iii) merge into or consolidate with or purchase or acquire any Properties from an Unrestricted Subsidiary or (iv) enter into any other transaction directly or indirectly with or for the benefit of an Unrestricted Subsidiary (including, without limitation, guarantees and assumptions of obligations of an Unrestricted Subsidiary); provided that it is understood that the Borrower as the "common parent" of its Restricted Subsidiaries and Unrestricted Subsidiaries may file a consolidated tax return on behalf of itself and its Subsidiaries and such filing shall not be deemed to violate the provisions of this subsection.

     (d) Treatment of Certain Overhead Expenses, Etc. The Borrower will allocate corporate general and administrative expenses between it, the Restricted Subsidiaries and the Unrestricted Subsidiaries in accordance with customary and reasonable business practices and GAAP consistently applied. Without in any way limiting the other provisions of this subsection, the Borrower will not permit any Restricted Subsidiary to, directly or indirectly, pay or incur any corporate general and administrative expenses on behalf of any Unrestricted Subsidiary.

     SECTION 6.08. Certain Obligations with respect to Subsidiaries. The Borrower will take such action, and will cause each of its Restricted
Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Restricted Subsidiaries of the Borrower (other than Foreign Subsidiaries) are "Subsidiary Guarantors" hereunder. Without limiting the generality of the foregoing, in the event that the Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary that shall constitute a Restricted Subsidiary hereunder, the Borrower and its Subsidiaries will cause such new Restricted Subsidiary to:

          (i) become a "Subsidiary Guarantor" hereunder pursuant to a Guarantee Assumption Agreement, and

          (ii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 5.01 on the Effective Date or as the Administrative Agent shall have requested.


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                                  ARTICLE VII
                               NEGATIVE COVENANTS

     The Borrower hereby agrees that, until the Commitments have expired or been terminated and the principal and interest on each Loan, the Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

     SECTION 7.01. Financial Condition Covenants.

     (a) Maintenance of Total Debt Ratio. Permit the Total Debt Ratio at any time to be greater than 3.50 to 1.

     (b) Maintenance of Total Interest Coverage Ratio. Permit the Total Interest Coverage Ratio at any time to be less than 2.00 to 1.

     SECTION 7.02. Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness of the Borrower under this Agreement;

          (b)  Indebtedness of the Borrower to any Restricted  Subsidiary and of
     any  Restricted   Subsidiary  to  the  Borrower  or  any  other  Restricted
     Subsidiary;

          (c) Indebtedness of the Borrower and any of its Restricted Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) not exceeding $25,000,000 in aggregate principal amount at any one time outstanding and any refinancings, refundings, renewals or extensions thereof (provided that the principal amount of such Indebtedness shall at no time exceed 100% of the original acquisition cost of such assets plus any costs associated with the financing or refinancing thereof);

          (d)  Indebtedness  outstanding  on  the  date  hereof  and  listed  on
     Schedule II and any refinancings, refundings, renewals or extensions thereof (provided that the principal amount of such Indebtedness is not increased by an amount greater than costs associated with any such refinancing, refundings, renewals or extensions);

          (e) Indebtedness of a Person which becomes a Restricted Subsidiary after the date hereof and any refinancings, refundings, renewals or extensions thereof, provided that (i) such Indebtedness existed at the time such Person became a Restricted Subsidiary (or, if later, at the time it acquired the assets of a business pursuant to Section 7.08(c)) and was not created in anticipation thereof and (ii) immediately after giving effect to

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     the  acquisition  of such  Person by the  Borrower  no  Default or Event of
     Default shall have occurred and be continuing;

          (f) Permitted Additional Indebtedness; and

          (g) additional Indebtedness not exceeding $35,000,000 in aggregate principal amount at any one time outstanding.

     SECTION 7.03. Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings, provided that, if contested, adequate reserves with respect thereto are maintained on the books of the Borrower or its Restricted Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

          (b) Liens imposed by law, such as landlords', carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against the Borrower or any of its Restricted Subsidiaries with respect to which the Borrower or such Restricted
     Subsidiary at the time shall currently be prosecuting an appeal or proceedings for review in good faith and by proper proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e)   easements,   rights-of-way,   restrictions   and  other  similar
     encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business taken as a whole of the Borrower or such Restricted Subsidiary;

          (f) Liens securing Indebtedness of the Borrower and its Restricted Subsidiaries permitted by Section 7.02(c) incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired plus any financing or refinancing costs;

          (g) Liens in existence on the date hereof listed on Schedule II, securing Indebtedness permitted by Section 7.02(d), provided that no such Lien is spread to cover any additional property after the Effective Date and that the amount of Indebtedness secured thereby is not increased except as permitted by Section 7.02(d);

          (h) Liens on assets acquired by a Restricted Subsidiary after the date hereof or on the property or assets of a Person which becomes a Restricted Subsidiary after the date hereof securing Indebtedness permitted by
     Section 7.02(c) or 7.02(e), respectively, provided that (i) such Liens exist at the time such assets are acquired or at the time such Person becomes a Restricted Subsidiary, as the case may be, and are not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such Person after the time such Person becomes a Restricted Subsidiary or such assets are acquired, and (iii) the amount of Indebtedness secured thereby is not increased;

          (i) Liens on the Capital Stock of Unrestricted Subsidiaries securing obligations of Unrestricted Subsidiaries; and

          (j) Liens (not otherwise permitted hereunder) so long as the greater of (i) the aggregate outstanding principal amount of the obligations secured thereby and (ii) the aggregate fair market value of the assets subject thereto does not exceed $5,000,000 at any one time.

     SECTION 7.04. Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

          (a) Guarantee Obligations in existence on the date hereof and listed on Schedule III;

          (b) Guarantee Obligations of a Person which becomes a Restricted Subsidiary after the date hereof, provided that such Guarantee Obligations exist at the time such Person becomes a Restricted Subsidiary (or, if later, at the time it acquired the assets of a business pursuant to
     Section 7.08(c)) and are not created in anticipation thereof,

          (c) Guarantee Obligations entered into in the ordinary course of its business by the Borrower or any Restricted Subsidiary of obligations of any of the Borrower or its Restricted Subsidiaries, which obligations are not prohibited by this Agreement;

          (d) the obligations of the Subsidiary Guarantors under Article III and the 2002 Notes Guarantee; and

          (e) additional Guarantee Obligations in respect of obligations not exceeding $10,000,000 in aggregate principal amount at any one time outstanding.

     SECTION 7.05. Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except:

          (a) any Restricted Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Restricted Subsidiaries of the Borrower (provided that the wholly owned Restricted Subsidiary or Restricted Subsidiaries shall be the continuing or surviving Person);

          (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any wholly owned Restricted Subsidiary of the Borrower;

          (c) the Borrower or any of its Restricted Subsidiaries may enter into a merger with any Person engaged in the commercial radio business (which shall be deemed to include, without limitation, programming, production and distribution) or any other business related to the foregoing, provided that the Borrower or a Restricted Subsidiary, as the case may be, shall be the surviving corporation and that both prior to and after giving effect to such merger there shall exist no Default or Event of Default hereunder and the Borrower shall have delivered a certificate (with such supporting detail and calculations as may be reasonably requested by the
     Administrative Agent) from a Responsible Officer so stating to the Administrative Agent; and

          (d) as permitted by Section 7.06.

     SECTION 7.06. Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Restricted Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Restricted Subsidiary, except:

          (a) the sale or other disposition of any property in the ordinary course of business;

          (b) any sale, assignment, transfer or other disposition of Capital Stock of any Unrestricted Subsidiary;

          (c) the sale or other disposition of any other property, business or asset with an aggregate fair market value not to exceed $5,000,000 so long as (i) the consideration received shall be an amount at least equal to the fair market value thereof; (ii) at least 90% of the consideration received shall be cash; (iii) the proceeds of such sale or other disposition are applied as required by Section 2.08(b); and (iv) no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

          (d) as permitted by Section 7.05(b).

     SECTION 7.07. Limitation on Restricted Payments. Declare or pay any dividend (other than dividends payable solely in Capital Stock of the Borrower) on, or make any payment or prepayment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any Restricted Subsidiary or any warrants or options to purchase any such Capital Stock, or make any payment of management or similar fees (including, without limitation, Management Fees, but excluding all expenses payable to Infinity, in its capacity as "Manager", under Section 1.6 of the Management Agreement) to Infinity or any other Affiliate of the Borrower (other than to any employee, officer or director of the Borrower or its Subsidiaries in connection with the performance of such employee's, officer's or director's duties in such capacity), whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Restricted Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that:

          (a) any Restricted Subsidiary may make Restricted Payments to the Borrower,

          (b) the Borrower may make Restricted Payments for the purpose of cashing out any fractional shares of Capital Stock following the payment of a dividend payable in Capital Stock of the Borrower,

          (c) provided that, both prior to and after giving effect to each such payment, no Event of Default pursuant to Sections 8(a), (c) (solely in the case of an Event of Default pursuant to Section 7.01, and, in such case, only if the Required Lenders following such an Event of Default shall determine in their sole discretion to prohibit any payment provided for in clause (x) or (y) below) or (f) shall have occurred and be continuing, the Borrower may (x) make cash payments of Management Fees to Infinity at the times and in the amounts provided for by Section 2.1 of the Management

     Agreement in respect of each fiscal year and (y) make a cash payment of Management Fees to Infinity at the times and in the amounts provided for by
     Section 2.2 of the Management Agreement; and

          (d) the Borrower and its Restricted Subsidiaries may make Restricted Payments of the type described, and in addition to those permitted, in the foregoing clauses (a) and (b); provided that prior to and after giving effect to each such Restricted Payment, there shall exist no Default or Event of Default hereunder (it being understood that, in no event, shall this clause (d) be applicable to Restricted Payments of the type described in the foregoing clause (c)).

     SECTION 7.08. Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in (each, an "Investment") any Person, except:

          (a) extensions of trade credit in the ordinary course of business;

          (b) investments in Cash Equivalents;

          (c) purchases of shares of the Capital Stock of any Person engaged in the commercial radio business (which shall be deemed to include, without limitation, programming, production and distribution) or any other business related to the foregoing or purchases of the assets constituting all or any portion of any such business owned by any other Person, provided that, prior to and after giving effect to such purchase, there shall exist no Default or Event of Default and the Borrower shall have delivered a certificate (with such supporting detail and calculations as may be reasonably requested by the Administrative Agent) from a Responsible Officer so stating and provided further, that any such Person which shall constitute a Subsidiary following such Investment shall be a Restricted Subsidiary or, as the case may be, the assets so purchased shall be owned by a Restricted Subsidiary;

          (d) loans and advances to officers and employees of the Borrower or its Restricted Subsidiaries for travel, entertainment and relocation expenses and other purposes in the ordinary course of business;

          (e) Investments by the Borrower in its Restricted Subsidiaries and Investments by such Restricted Subsidiaries in the Borrower and in other Restricted Subsidiaries;

          (f) Investments set forth on Schedule IV; and

          (g) (i) Investments in Unrestricted Subsidiaries as of the Effective Date, (ii) Investments in Unrestricted Subsidiaries the consideration for which shall consist solely of shares of the Capital Stock of the Borrower and (iii) additional Investments in Unrestricted Subsidiaries during the period from and including December 31, 2002 to and including the Revolving Credit Commitment Termination Date in an aggregate amount which is not in excess of the Unrestricted Investment Basket.

     SECTION 7.09. Limitation on Modifications of the Management Agreement. Amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of the Management Agreement (in any manner that could have a material adverse effect on the Lenders, provided that the Borrower shall inform the Lenders of any material amendment, modification or change to the Management Agreement within 30 days after the Borrower agrees to such amendment, modification or change).

     SECTION 7.10. Limitation on Sale or Discount of Receivables. The Borrower shall not and shall not permit any of its Restricted Subsidiaries to, discount or sell with recourse, or sell for less than the greater of the face value or market value thereof, any of its notes receivable or accounts receivable.

     SECTION 7.11. Limitation on Transactions with Affiliates. Except as set forth on Schedule V, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted or not prohibited under this Agreement and (b) upon fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm's-length transaction with a Person which is not an Affiliate.

     SECTION 7.12. Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

     SECTION 7.13. Limitation on Negative Pledge Clauses. Enter into with any Person any agreement, other than (a) this Agreement and (b) any industrial revenue bonds, purchase money mortgages or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which prohibits or limits the ability of the Borrower or any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired unless the prohibitions or limitations contained in such agreement would only restrict such Liens if they were not also made to secure the obligations of the Borrower or a Restricted Subsidiary under such agreement or a related agreement equally and ratably with the obligations which such Liens were created to secure. Notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries may enter into the 2002 Notes Note Purchase Agreement, and the 2002 Notes Note Purchase Agreement may prohibit or limit the ability of the Borrower or any of its Restricted Subsidiaries from creating, incurring, assuming or suffering to exist any Lien upon any of its property, assets or revenues, so long as such prohibition or limitation, as applied to

Liens in favor of the Administrative Agent and the Lenders hereunder, shall prohibit or limit such Liens in favor of the Administrative Agent and the Lenders only to the extent that such Liens do not effectively provide that the 2002 Notes are equally and ratably secured thereby.

     SECTION 7.14. Limitation on Lines of Business. Enter into any business, either directly or through any Restricted Subsidiary, except for the commercial broadcast business (which shall be deemed to include, without limitation, programming, production and distribution) and businesses related thereto.

     SECTION 7.15. Repayments of Indebtedness. The Borrower will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the 2002 Notes or any Permitted Additional Indebtedness incurred after the date hereof, except for regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing the 2002 Notes or such Permitted Additional Indebtedness.

     SECTION 7.16. Hedging Agreements. Enter into any Hedging Agreement unless such Hedging Agreement is entered into in the ordinary course of business and not for speculative purposes.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     If any of the following events ("Events of Default") shall occur and be continuing:

          (a) the Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) any representation or warranty made or deemed made by the Borrower or any other Obligor herein or in any other Loan Document or which is contained in any certificate furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) the Borrower shall default in the observance or performance of any agreement contained in Article 7 (except that defaults under Sections 7.03 shall not become Events of Default unless they have been unremedied for a period of 15 days); or

          (d) the Borrower or any other Obligor shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Article), and such default shall continue unremedied for a period of 30 days after the Borrower or such Obligor, as the case may be, obtains actual knowledge thereof or after notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent); or

          (e)  the  Borrower  or  any  of  its  Restricted   Subsidiaries  shall
     (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or the obligations that are the subject of such Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that no Default or Event of Default shall exist under this paragraph unless the aggregate amount of Indebtedness and/or Guarantee Obligations in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $1,000,000; or

          (f) (i) the Borrower or any of its Restricted Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Restricted Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the

     Borrower or any of its Restricted Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Restricted Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Restricted Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Borrower or any of its Restricted Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

          (h) one or more judgments or decrees shall be entered against the Borrower or any of its Restricted Subsidiaries involving in the aggregate a liability (to the extent not paid or covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (i) the obligations of the Subsidiary Guarantors under Article III shall cease, for any reason, to be in full force and effect with respect to any Guarantor or any Guarantor shall so assert; or

          (j) the Management Agreement shall be terminated or otherwise cease to be in full force and effect, or the Borrower is or becomes entitled to terminate the Management Agreement under Section 3.2(b)(ii) thereof; or

          (k) (i) any Person or group (within the meaning of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than INI or any of its Subsidiaries shall
     (x) acquire or own, directly or indirectly, beneficially or of record, shares representing more than 35% of the ordinary voting power represented by the issued and outstanding voting capital stock of the Borrower, or
     (y) acquire direct or indirect control of the Borrower; or (ii) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall be occupied by Persons who were neither (x) nominated by the board of directors of the Borrower nor (y) appointed by directors so nominated; or

          (l) a Default of the type described in paragraph (e) above shall have occurred and be continuing with respect to the Indebtedness of an Unrestricted Subsidiary and as a result thereof the Borrower or any of its Restricted Subsidiaries shall become liable for such Indebtedness, in each case, whether by operation of law, pursuant to contract or otherwise, or any holder or holders of such Indebtedness shall so assert in writing in any proceeding before a court or other adjudicatory body of competent jurisdiction and the Required Lenders shall determine, in the exercise of their reasonable judgment, that the Borrower and/or any of its Restricted Subsidiaries is reasonably likely to incur a liability as a result thereof which would constitute a Material Adverse Effect; or

          (m) the Borrower or any of its Restricted Subsidiaries shall incur any liability (not paid or fully covered by insurance) under any Environmental Law in an amount which constitutes a Material Environmental Amount;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Article with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

     Except as expressly provided above in this Article, to the extent permitted by applicable law, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

     Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

     The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such

Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

     The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein,
(iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for an Obligor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     The Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent's resignation shall nonetheless become effective and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

     Except as otherwise provided in Section 10.02(b) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents.

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower or any Subsidiary Guarantor, to it at 40 West 57th Street, 15th Floor, New York, New York 10019, Attention of Gary Yusko (Telecopy No. (212) 641-2163; Telephone No. (212) 641-2063), with a copy
     Attention of Tina Haut, Esq. (Telecopy No. (212) 641-2198; Telephone No.(212) 641-2081), with an additional copy to Weil Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (Telecopy No. (212) 310-8007, Telephone No. (212) 310-8340), Attention of Howard Chatzinoff, Esq.;

          (b) if to the Administrative Agent, to JPMorgan Chase Bank, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of Pearl Esparza (Telecopy No. (713) 750-2378; Telephone No. (713) 750-7923), with a copy to JPMorgan Chase Bank, 270 Park Avenue, 4th Floor, New York, New York 10017, Attention of James Stone (Telecopy No. (212) 270-4584; Telephone No.
     (212) 270-3096); and

          (c) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Borrower and the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 10.02. Waivers; Amendments.

     (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the
Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

     (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall

          (i) increase any Commitment of any Lender without the written consent of such Lender,

          (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,

          (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,

          (iv) change Section 2.15(d) without the consent of each Lender affected thereby,

          (v) change any of the provisions of this Section or the percentage in the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, or

          (vi) release all or substantially all of the Guarantors from their guarantee obligations under Article III without the written consent of each Lender;

and provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent, and (y) that any modification or supplement of Article III shall require the consent of each Subsidiary Guarantor.

     Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Loan of any Class shall be effective against the Lenders of such Class for purposes of the Commitments of such Class unless the Required Lenders of such Class shall have concurred with such waiver or modification, and no waiver or modification of any provision of this Agreement or any other Loan Document that could reasonably be expected to adversely affect the Lenders of any Class in a manner that does not affect all Classes equally shall be effective against the Lenders of such Class unless the Required Lenders of such Class shall have concurred with such waiver or modification.

     SECTION 10.03. Expenses; Indemnity; Damage Waiver.

     (a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof.

     (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

     (c) Reimbursement by Lenders. To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

     (d) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

     (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor.

     SECTION 10.04. Successors and Assigns.

     (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and
(ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the affiliates, directors, officers, employees, attorneys and agents of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Assignments by Lenders.

     (i) Assignments Generally. Subject to the conditions set forth in clause (ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment, and the Loans, at the time held by
it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

          (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default shall have occurred and is continuing, any other assignee; and

          (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for (x) an assignment of any Term Loans or (y) an assignment of any Revolving Credit Loans or Revolving Credit Commitments to an assignee that is a Lender with a Revolving Credit Commitment immediately prior to giving effect to such assignment.

     (ii) Certain Conditions to Assignments. Assignments shall be subject to the following additional conditions:

          (A) except in the case of an assignment to a Lender or an Affiliate of a Lender, or an assignment of the entire remaining amount of the assigning Lender's Revolving Credit Commitment (together with all Revolving Credit Loans) or Term Loans, the amount of the Revolving Credit Commitment or Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than U.S. $5,000,000 (or less than $1,000,000 in the case of any assignment of Term Loans) unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

          (B) each partial assignment of any Revolving Credit Commitment or Term Loans shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement in respect of such Commitment (together with a proportionate part of the outstanding Revolving Credit Loans) and Term Loans;

          (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance in substantially the form of Exhibit A, together with a processing and recordation fee of U.S. $3,500; and

          (D) the assignee, if it shall not already be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

     (iii) Effectiveness of Assignments. Subject to acceptance and recording thereof pursuant to paragraph (c) below, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the rights referred to in Sections 2.12, 2.13, 2.14 and 10.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) below.

     (c) Maintenance of Register by the Administrative Agent. The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitment of, and principal amount of the Loans held by, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Acceptance of Assignments by Administrative Agent. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and any written consent to such assignment required by said paragraph (b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph (d).

     (e) Participations. Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Revolving Credit Commitments and the Loans held by it); provided that (i) such Lender's obligations under this Agreement and the other

Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents.

     Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 10.02(b) that affects such Participant. Subject to paragraph (f) below, the Borrower agrees that each Participant shall be entitled to the benefits of
Section 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) above. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 2.15(d) as though it were a Lender, provided such Participant agrees to be subject to Section 2.15(d) as though it were a Lender hereunder.

     (f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A
Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14(e) as though it were a Lender.

     (g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

     (h) Disclosure of Certain Information. A Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of
Section 10.12(b).

     (i) No Assignments to the Borrower or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

     SECTION 10.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14, 3.03 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 10.08. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Obligor against any of and all the obligations of any Obligor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

     SECTION 10.09. Governing Law; Jurisdiction; Etc.

     (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) Submission to Jurisdiction. Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

     (c) Waiver of Venue. Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 10.12. Treatment of Certain Information; Confidentiality.

     (a) Treatment of Certain Information. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Borrower hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

     (b) Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process,
(d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

     For purposes of this Section, "Information" means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries, provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                     WESTWOOD ONE, INC.


                                                     By_________________________
                                                         Name:
                                                         Title:

                              SUBSIDIARY GUARANTORS


                                      METRO NETWORKS COMMUNICATIONS,
                                       INC.



                                      By_________________________
                                        Name:
                                        Title:


                                      METRO NETWORKS COMMUNICATIONS,
                                       LIMITED PARTNERSHIP
                                        By: METRO NETWORKS
                                        COMMUNICATIONS, INC., as General Partner



                                      By_________________________
                                        Name:
                                        Title:


                                      METRO NETWORKS, INC.



                                      By_________________________
                                        Name:
                                        Title:

                                      METRO NETWORKS SERVICES, INC.



                                      By_________________________
                                        Name:
                                        Title:


                                      SMARTROUTE SYSTEMS, INC.



                                      By_________________________
                                        Name:
                                        Title:


                                      WESTWOOD NATIONAL RADIO
                                       CORPORATION



                                      By_________________________
                                        Name:
                                        Title:


                                      WESTWOOD ONE PROPERTIES, INC.



                                      By_________________________
                                        Name:
                                        Title:

                                      WESTWOOD ONE RADIO, INC.



                                      By_________________________
                                        Name:
                                        Title:


                                     WESTWOOD ONE RADIO
                                      NETWORKS, INC.



                                     By_________________________
                                       Name:
                                       Title:


                                     WESTWOOD ONE STATIONS-NYC,
                                      INC.



                                     By_________________________
                                       Name:
                                       Title:

                                     LENDERS

                                      JPMORGAN CHASE BANK,
                                       individually and as Administrative Agent



                                      By_________________________
                                        Name:
                                        Title:


                                      BANK OF AMERICA, N.A.,
                                       individually and as Syndication Agent



                                      By_________________________
                                        Name:
                                        Title:


                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                      individually and as Co-Documentation Agent



                                      By_________________________
                                        Name:
                                        Title:


                                      HARRIS NESBITT FINANCING, INC.,
                                      individually and as Co-Documentation Agent



                                      By_________________________
                                        Name:
                                        Title:

                                      NATIONAL AUSTRALIA BANK LIMITED,
                                      individually and as Co-Documentation Agent



                                      By_________________________
                                        Name:
                                        Title:


                                      FIRST COMMERCIAL BANK, NEW YORK AGENCY



                                      By_________________________
                                        Name:
                                        Title:


                                      SUMITOMO MITSUI BANKING
                                       CORPORATION



                                      By_________________________
                                        Name:
                                        Title:


                                      SUNTRUST BANK



                                      By_________________________
                                        Name:
                                        Title:

                                      E.SUN COMMERCIAL BANK, LTD., LOS
                                      ANGELES BRANCH



                                      By_________________________
                                        Name:
                                        Title:


                                      FLEET NATIONAL BANK



                                      By_________________________
                                        Name:
                                        Title:


                                      MIZUHO CORPORATE BANK, LTD.



                                      By_________________________
                                        Name:
                                        Title:


                                      THE BANK OF NEW YORK



                                      By_________________________
                                        Name:
                                        Title:

                                      THE NORINCHUKIN BANK



                                      By_________________________
                                        Name:
                                        Title:


                                      UNION BANK OF CALIFORNIA



                                      By_________________________
                                        Name:
                                        Title:


                                      CHIAO TUNG BANK CO. LTD. NEW YORK AGENCY



                                      By_________________________
                                        Name:
                                        Title:


                                      HUA NAN COMMERCIAL BANK, LTD., NEW
                                      YORK AGENCY



                                      By_________________________
                                        Name:
                                        Title:

                                      THE INTERNATIONAL COMMERCIAL BANK
                                      OF CHINA NEW YORK AGENCY



                                      By_________________________
                                        Name:
                                        Title:


                                      BANK OF COMMUNICATIONS, NEW YORK BRANCH



                                      By_________________________
                                        Name:
                                        Title: